Exhibit 10.2

EXECUTION VERSION

AMENDMENT No. 1, dated as of January 7, 2019 (this “Amendment”), to the Asset-Based Revolving Credit Agreement, dated as of December 13, 2017 (as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among SCA ACQUISITION, LLC, a Delaware limited liability company (“Holdings”), MN AIRLINES, LLC, a Minnesota limited liability company (d/b/a Sun Country Airlines) (the “Borrower”), the Lenders from time to time party thereto and BARCLAYS BANK PLC, as Administrative Agent (together with its successors and assigns, the “Administrative Agent”). Capitalized terms used but not defined herein have the meaning provided in the Credit Agreement as amended hereby (the “Amended Credit Agreement”).

WHEREAS, pursuant to Section 9.08(b) of the Credit Agreement, Holdings (prior to a Qualified IPO), the Borrower and the Required Lenders may agree to amend the Credit Agreement as set forth herein; and

WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment. Section 6.01(i) of the Credit Agreement is hereby amended and restated in its entirety as of the Amendment No. 1 Effective Date (as defined below) as follows:

“(i) (i) Capitalized Lease Obligations and mortgage financings incurred by the Borrower or any Subsidiary prior to or within 270 days after the acquisition, lease, construction, repair, replacement or improvement of the respective property (real or personal, and whether through the direct purchase of property or the Equity Interest of any person owning such property) permitted under this Agreement in order to finance such acquisition, lease, construction, repair, replacement or improvement, in an aggregate principal amount that at the time of, and after giving effect to, the incurrence thereof, together with the aggregate amount of any other Indebtedness outstanding pursuant to this Section 6.01(i), would not exceed the sum of (x) the greater of $5,000,000 and 0.046 times EBITDAR calculated on a Pro Forma Basis for the then most recently ended Test Period and (y) Capitalized Lease Obligations in respect of the hangar known as “Building B” at Minneapolis-Saint Paul International Airport, in the case of this clause (y), in an aggregate amount not to exceed $15,000,000 at any one time outstanding, and (ii) any Permitted Refinancing Indebtedness in respect thereof;”.

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Section 2. Representations and Warranties. Each Loan Party represents and warrants to the Lenders as of the Amendment No. 1 Effective Date that:

(a) (i) Such Loan Party (A) is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (B) has the power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and the Amended Credit Agreement, (ii) the execution and delivery of this Amendment and the performance of this Amendment and the Amended Credit Agreement has been duly authorized by all required limited liability company action and (iii) this Amendment has been duly executed and delivered by such Loan Party and this Amendment and the Amended Credit Agreement constitute the legal, valid and binding obligations of such Loan Party enforceable in accordance with their terms, subject to (x) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (y) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (z) implied covenants of good faith and fair dealing.

(b) None of the execution or delivery of this Amendment or the performance by such Loan Party of this Amendment and the Amended Credit Agreement or the compliance with the terms and provisions hereof and thereof will violate (i) any provision of law, statute, rule or regulation applicable to such person, (ii) the certificate or articles of organization or formation or other constitutive documents (including any limited liability company or operating agreements) of such person, (iii) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (iv) any agreement or other instrument to which such person is a party or by which any of them or any of their property is or may be bound, where any such violation, in each case, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c) No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required for the execution or delivery of this Amendment or for the performance of this Amendment and the Amended Credit Agreement, except for (i) such as have been made or obtained and are in full force and effect or (ii) such actions, consents and approvals the failure of which to be obtained or made would not reasonably be expected to have a Material Adverse Effect.

(d) Immediately before and immediately after giving effect to this Amendment, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date, with the same effect as though made on and as of such date; provided that to the extent such representations and warranties expressly relate to an earlier date, such representations and warranties shall be true and correct in all material respects as of such earlier date.

(e) Immediately before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) when, and only when, each of the following conditions have been satisfied (or waived) in accordance with the terms herein:

(a) The Administrative Agent shall have received from (i) the Required Lenders, (ii) Holdings and (iii) the Borrower a duly executed counterpart of this Amendment signed on behalf of such party (which may include facsimile or other electronic transmission of a signed signature page of this Amendment).

(b) The Borrower shall have paid (i) all reasonable, documented and invoiced fees payable to the Administrative Agent or any affiliate thereof as agreed between Administrative Agent and the Borrower and (ii) all reasonable fees, expenses and disbursements of Cahill Gordon & Reindel LLP, as counsel for the Administrative Agent, incurred in connection with the preparation, negotiation and execution of this Amendment to the extent invoiced at least three (3) Business Days prior to the date hereof.

Section 4. Acknowledgment and Agreement. The Administrative Agent and the Required Lenders hereby acknowledge and agree that, notwithstanding anything to the contrary in the Credit Agreement prior to the Amendment No. 1 Effective Date, the amendment to the Credit Agreement set forth in Section 1 above shall be deemed to have been in effect since the Closing Date for purposes of determining whether any Default or Event of Default is continuing as a result of, or related to, the existing Capitalized Lease Obligations in respect of the hangar known as “Building B” at Minneapolis-Saint Paul International Airport.

Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6. Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE AMENDED CREDIT AGREEMENT (OTHER THAN AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

Section 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Each of the Loan Parties confirms and agrees that the Liens granted pursuant to the Security Documents to which it is a party shall continue without any diminution thereof and shall remain in full force and effect on and after the date hereof. For the avoidance of doubt, on and after the Amendment No. 1 Effective Date, this Amendment shall for all purposes constitute a Loan Document.

[Signatures begin on the following page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SCA ACQUISITION, LLC

By:	/s/ Jude Bricker
Name: Jude Bricker
Title: President and CEO

MN AIRLINES, LLC

By:	/s/ Jude Bricker
Name: Jude Bricker
Title: President and CEO

[MN Airlines - Amendment No. I]

BARCLAYS BANK PLC, as Administrative Agent and as a Lender

By:	/s/ Joseph Jordan
Name: Joseph Jordan
Title: Managing Director

[MN Airlines - Amendment No. I]